Exhibit 10.1
COLLABORATION AND LICENSE AGREEMENT
     This Collaboration and License Agreement (the “Agreement”) is made and entered into effective as of May 24, 2007 (the “Effective Date”), by and between Micromet AG, having its principal place of business at Staffelseestrasse 2, 81477, Munich, Germany (“Micromet”), and Altana Pharma AG, a wholly owned subsidiary of Nycomed A/S, having its principal place of business at Byk Gulden Str. 2, 78467 Konstanz, Germany (“Nycomed”). Micromet and Nycomed each may be referred to herein individually as a “Party,” or collectively as the “Parties.”
Recitals
     A. Micromet is developing the MT203 Product, an anti-GM-CSF [***].
     B. Nycomed is a pharmaceutical company with experience in the development and commercialization of pharmaceutical products.
     C. Micromet and Nycomed desire to exclusively collaborate on the development of one or more products binding to and inhibiting the activity of GM-CSF in order to obtain marketing approval of such products for various indications, and thereafter to have Nycomed commercialize such products.
     In consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
Agreement
1. Definitions
     When used in this Agreement, capitalized terms shall have the meanings as defined below and throughout the Agreement.
     1.1 “Affiliate” means a legal entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a legal entity; provided, however, that if local law restricts foreign ownership, control shall be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.
     1.2 “Antibody” means a molecule or gene encoding such a molecule comprising or containing at least one immunoglobulin variable domain or parts of such domain or any existing or future fragments, variants, modifications or antibody derivatives thereof.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     1.3 “Applicable Law” means the laws, rules, and regulations, including any statutes, rules, regulations, guidelines, or other governmental requirements that may be in effect from time to time and apply to the development, manufacture, registration, and marketing of a Product in the countries of the Territory, including any such statutes, rules, regulations, guidelines, or other requirements of the FDA or the EMEA or other national or international bodies relevant for medicinal or medical products, including devices, materials and services required for application of a pharmaceutical product.
     1.4 “Bioequivalent Product” means, with respect to a particular Product, any Third Party pharmaceutical product that contains an anti-GM-CSF [***] or an [***], in each case, with [***] and [***] to the Product.
     1.5 “BITE” means a bi-specific Single Chain Antibody wherein one arm of the Single Chain Antibody binds to T-cells.
     1.6 “BLA” means a Biologics License Application for submission to the FDA and the equivalent application in jurisdictions outside the United States of America, including a Marketing Approval application for submission to the EMEA, in each case in conformance with Applicable Law.
     1.7 “Change in Control” means (i) a sale, lease, license or other disposition of all or substantially all of the assets of a person or entity (in one transaction or a series of related transactions), or (ii) any sale, exchange or other transfer to a Third Party (or several Third Parties acting together) of shares representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding stock of a person or entity, whether such transfer is made directly or indirectly, beneficially or of record.
     1.8 “Clinical Failure” means any of the following: (i) receipt of a written order by a Regulatory Authority to cease development in a clinical trial in one or more Indications of the MT203 Product; or (ii) a determination [***] by [***] or [***] (1) that the continued development of the MT203 Product would not be ethical or in the best interest of patient safety or (2) that the MT203 Product has failed to achieve the primary efficacy endpoints [***] based upon an applicable final or interim study report.
     1.9 “Collaboration Technology” means Joint Collaboration Technology, Micromet Collaboration Technology, and Nycomed Collaboration Technology.
     1.10 “Commercialization” means the manufacture, marketing, promotion, advertising, selling and distribution of a Product in a country after Marketing Approval has been obtained in such country. The term “Commercialize” has a correlative meaning.
     1.11 “Commercially Reasonable Efforts” means the level of efforts consistent with the reasonable best practices of the pharmaceutical industry and the exercise of prudent scientific and business judgment for the development and commercialization of a pharmaceutical product having similar market potential, profit potential or strategic value, based upon conditions then prevailing. Without limiting the foregoing, Commercially Reasonable Efforts requires, with respect to such an obligation, that the Party: (a) within a reasonable time assign responsibility for such obligation to specific employee(s) who are held accountable for progress and monitor

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

such progress on an on-going basis, (b) set and consistently seek to achieve specific, meaningful and measurable objectives for carrying out such obligation, and (c) consistently make and implement decisions and allocate resources designed to advance progress with respect to such objectives.
     1.12 “Control” and, with correlative meaning, the term “Controlled”, means, with respect to a Party and any Patent, Know-How, or other intellectual property right, the ability to grant the other Party access, a license, a sublicense or the right to use (as applicable) such Patent, Know-How, or intellectual property right as provided in this Agreement without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required under this Agreement to grant the other Party such access, license, sublicense or right of use.
     1.13 “Development Expenses” means, with respect to a Party, all costs and expenses incurred by a Party in carrying out any activities to be performed pursuant to the Development Plan, calculated in accordance with generally accepted accounting principles consistently applied and such Party’s cost accounting systems, provided that the cost of a Party’s FTEs performing such activities shall be calculated at the FTE Rate.
     1.14 “Development Plan” has the meaning as defined in Section 3.2.1.
     1.15 “EMEA” means the European Medicines Agency, or any successor agency thereto.
     1.16 “European Union” means those countries that during the Term are member states of the European Union.
     1.17 “FDA” means the United States Food and Drug Administration, or any successor agency thereto.
     1.18 “Field” means the treatment of human diseases and conditions.
     1.19 “FTE” means the full time equivalent of a total of [***] working hours per year of scientific or technical or managerial work on or directly related to the execution or implementation of the Development Plan, or other tasks to be performed under this Agreement, carried out by a qualified employee or consultant of a Party. Scientific or technical work may include, but is not limited to, research, experimental laboratory work, developing manufacturing processes for a Product, conducting pre-clinical and clinical development of a Product, recording and writing up results, reviewing literature and references, holding scientific discussions, and attending conferences in the relevant field.
     1.20 “FTE Cost” means the product of (a) the number of FTEs, which are documented using a reasonably reliable tracking system and (b) the FTE Rate. The tracking system should include employee’s function, performed tasks, and corresponding hours performed by the employee.
     1.21 “FTE Rate” means [***] per FTE, which amounts include, for each FTE, laboratory supplies and equipment (excluding items provided for separately under the applicable

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Development Plan), equipment maintenance costs, utilities, waste removal, and a pro rata allocation of general and administrative expenses plus facilities expenses.
     1.22 “GM-CSF” means the whole or part and natural variants of the granulocyte-macrophage colony stimulating factor (GM-CSF) identified by the [***] entry name [***] and accession number [***] with the amino acid sequence as set out in Exhibit G.
     1.23 “IND” means an Investigational New Drug Application for submission to the FDA, and the equivalent application in jurisdictions outside the United States of America, including Investigational Medicinal Product Dossier for submission to a Regulatory Authority in Europe.
     1.24 “Indication” means any discrete disease pattern in the Field for which a BLA, supplemental BLA, Marketing Approval application or similar Regulatory Filing may be made.
     1.25 “Joint Collaboration Technology” means any Patents claiming or covering a discovery or invention conceived, and any Know-How generated, jointly by employees, agents or independent contractors of both Parties during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to this Agreement.
     1.26 “JSC” has the meaning as defined in Section 2.2.
     1.27 “Know-How” means (a) any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including databases, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data, and (b) any biological, chemical, or physical materials that are not in the public domain or otherwise available to the public; all to the extent not claimed or disclosed in a Patent.
     1.28 “Licensed Know-How” means (a) any Know-How Controlled by Micromet as of the Effective Date, (b) any Know-How included in the Micromet Collaboration Technology, or (c) any Know-How included in the Joint Collaboration Technology (but only with respect to Micromet’s rights and interest in such Joint Collaboration Technology), to the extent such Know-How is necessary or useful for the research, development, use, or Commercialization of a Product in the Field.
     1.29 “Licensed Patents” means (a) any Patents Controlled by Micromet during the Term that claim any invention or discovery included within any Know-How Controlled by Micromet as of the Effective Date, Micromet Collaboration Technology or Micromet’s interest in Joint Collaboration Technology, to the extent necessary or useful for the research, development, import, use or Commercialization of a Product and (b) all of the Patents listed on Exhibit A.
     1.30 “Licensed Technology” means the Licensed Patents, any Sublicensed Patents, and Sublicensed Know-How and the Licensed Know-How.

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     1.31 “Major Market” means each of the United States of America, the United Kingdom, Germany, France, Italy, Spain and Japan.
     1.32 “Marketing Approval” means the approval of a BLA, and any pricing and reimbursement approvals to the extent required by Applicable Law prior to the sale of pharmaceutical products in a country.
     1.33 “Micromet Collaboration Technology” means any Patents claiming or covering a discovery or invention conceived, and any Know-How generated, solely by employees, agents or independent contractors of Micromet during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to this Agreement.
     1.34 “MT203 Product” means any pharmaceutical product comprising the [***] with the variable domain amino sequence set forth in Exhibit B.
     1.35 “Net Sales” means the gross amount invoiced by Nycomed, its Affiliates or sublicensees for sales of a Product to any Third Party (and in all cases amounts actually received to the extent not invoiced), less any (a) [***] and [***] , including [***] ; (b) amounts allowed for [***] or [***] ; (c) [***] and [***] charges to the extent included in the invoiced amount; (d) [***] or other [***] paid in connection with such sales (but excluding [***] ); and (e) the [***] and [***] [***] including [***] to [***] , but excluding any [***] or [***] . Any of the deductions listed above that involve a payment by Nycomed, its Affiliates or sublicensees shall be taken as a deduction in the calendar quarter in which the payment is actually made by such entity. Any amounts received on account of transfers of a Product between Nycomed, its Affiliates or sublicensees shall be excluded from the calculation of Net Sales, and Net Sales shall be calculated based on the final sale of such transferred product by Nycomed, its Affiliates or sublicensees to any Third Party. If Nycomed or its Affiliates or sublicensees receive non-cash consideration for Product sold or otherwise transferred to a Third Party, Net Sales for such sale or transfer shall be determined based on the average of the gross invoice prices charged to other Third Parties in respect of cash sales of Product during the applicable reporting period.
     1.36 “Nycomed Collaboration Technology” means any Patents claiming or covering a discovery or invention conceived, and any Know-How generated, solely by employees, agents or independent contractors of Nycomed during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to this Agreement.
     1.37 “Patents” means (a) all patents, patent applications, utility models and design patents in any country or supranational jurisdiction, and (b) any provisionals, substitutions, divisions, continuations, continuations in part, reissues, renewals, registrations, confirmations, reexaminations, extensions, supplementary protection certificates and the like, of any such patents or patent applications.
     1.38 “Phase 2 Trial” means a clinical trial in human patient population to determine the safe and effective dose range in the proposed therapeutic indication, as more fully defined in

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent in any foreign country.
     1.39 “Phase 3 Trial” means a clinical trial in human patients designed to (a) establish that a drug is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the drug in the dosage range to be prescribed; and (c) support Marketing Approval of such drug, as more fully defined in 21 C.F.R. § 312.21(c), or its successor regulation, or the equivalent in any foreign country.
     1.40 “Pivotal Trial” means (a) Phase 3 Trial or (b) a Phase 2 Trial that is of appropriate size and design to establish that a pharmaceutical product is safe and effective for its intended use, to define warnings, precautions and adverse reactions that are associated with the pharmaceutical product in the dosage range to be prescribed, and to support a BLA for such pharmaceutical product or label expansion of such pharmaceutical product. For clarity, the determination of whether a Phase 2 Trial is a Pivotal Trial for purposes of this Agreement shall be based upon a determination by the relevant Regulatory Authority that such trial could be sufficient, depending on its outcome, to support the filing of a BLA for such pharmaceutical product or label expansion of such pharmaceutical product.
     1.41 “Product” means any (i) MT203 Product; and (ii) any product comprising any [***] developed pursuant to this Agreement including any fragment or Single Chain Antibody fragment thereof, in each of subsections (i) and (ii) that is covered or claimed by, incorporates, comprises or was developed using the Licensed Technology. The definition of “Product” shall exclude in all cases any composition or formulation of a product comprising a BITE molecule or fragment thereof.
     1.42 “Regulatory Authority” means, in a particular country or jurisdiction, any applicable government regulatory authorities or other bodies involved in granting approval to market or sell a Product, including any pricing and reimbursement approvals, in such country or jurisdiction, including, (a) in the United States, the FDA, and any successor government authority having substantially the same function, (b) any non-United States equivalent thereof, and (c) in the European Union, the EMEA and any national regulatory authority in any member state of the European Union.
     1.43 “Regulatory Filing” means any submission or application made or filed with a Regulatory Authority, including any IND or BLA.
     1.44 “SCA Patents” means those Patents identified on Exhibit F, and any provisionals, substitutions, divisions, continuations, continuations in part, reissues, renewals, registrations, confirmations, reexaminations, extensions, supplementary protection certificates and the like, of any such patents or patent applications.
     1.45 “Single Chain Antibody” or “SCA” means an Antibody comprising (a) a polypeptide segment having a light chain variable region, (b) a polypeptide segment having a heavy chain variable region, and (c) at least one peptide linker linking those polypeptides into a single chain polypeptide.
     1.46 “Sublicensed Know-How” means the Know-How Controlled by Micromet pursuant to the Upstream Agreements.

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     1.47 “Sublicensed Patents” means the Patents Controlled by Micromet pursuant to the Upstream Agreements.
     1.48 “Sublicensed Technology” means any Sublicensed Patents and Sublicensed Know-How.
     1.49 “Territory” means all countries of the world.
     1.50 “Third Party” means any entity other than Micromet, Nycomed or their respective Affiliates.
     1.51 “Upstream Agreement” means any of the agreements listed in Exhibit D and as may be amended in accordance with Section 7.3.3.
     1.52 “Valid Claim” means (a) an issued claim of an issued Patent that has not (i) expired or been canceled, (ii) been declared invalid by a decision of a court or other appropriate body of competent jurisdiction, from which no appeal is or can be taken, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (iv) been abandoned or disclaimed; and (b) a claim included in a pending patent application that is being actively prosecuted and that has not been (i) canceled, (ii) withdrawn from consideration, (iii) finally determined to be unallowable by the applicable governmental authority (from which no appeal is or can be taken), or (iv) abandoned or disclaimed, provided, however, that if a claim of a patent application has been pending for more than [***] years, such claim shall not constitute a Valid Claim for the purposes of this Agreement unless and until a Patent issues with such claim.
2. Collaboration Governance
     2.1 Exclusive co-development. The Parties shall conduct in good faith the exclusive collaboration on the terms set out below.
     2.2 Establishment of Joint Steering Committee. Within [***] days following the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) to oversee the development of the Products under this Agreement. Each Party shall appoint three employees to serve as their representatives on the JSC. From time to time, on written notice to the other Party, Micromet and Nycomed each may substitute any of its representatives on the JSC. Each Party shall designate one of its members of the JSC as the “Co-Chair.” Subject to the provisions of this Section 2, the JSC shall establish its own procedural rules for its operation. The JSC shall be disbanded upon the earlier to occur of (a) anytime following the receipt of the first Marketing Approval of a Product, at the option of Micromet, (b) anytime the Parties have ceased development of all Products under this Agreement, or (c) the [***] anniversary of the Effective Date. Following any such dissolution of the JSC and for the remainder of the Term, Nycomed shall provide Micromet with quarterly written reports regarding the status of and plans for the development and commercialization of all Products as applicable, including copies of Nycomed’s then-existing development and commercialization plans, as applicable, for such Product and other such information as may be reasonably requested by Micromet regarding such Product.
     2.3 Tasks of the JSC. The JSC shall: (a) review and approve the Development Plan

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

and any updates or amendments to the Development Plan and any budgets for such activities; (b) monitor the progress of and coordinate the activities undertaken pursuant to the Development Plan; (c) review the product lifecycle plans of the Parties for all Products, including Indication and label expansions, new dosage forms, and new formulations or delivery systems; and (d) take such other actions as are expressly delegated to the JSC in this Agreement. The JSC shall not have any power to amend this Agreement and shall have only such powers as are specifically delegated to it under this Agreement.
     2.4 JSC Meetings. The JSC shall meet not less than once every calendar quarter. Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences); provided that at least two meetings per year shall be held in person. The JSC may meet more frequently by agreement of the Parties. The Co-Chairs shall be responsible for organizing the meetings of the JSC and for distributing the agenda of the meetings. The Co-Chairs shall include on the agenda any item within the scope of the responsibility of the JSC that is requested to be included by a Party, and shall distribute the agenda to the Parties no less than one week before any meeting of the JSC. Each Party may, in its discretion, invite non-voting employees, consultants or advisors (which consultants and advisors shall be under an obligation of confidentiality no less stringent than the terms set forth in Section 9) to attend any meeting of the JSC. Each Party shall bear its own costs associated with holding and attending JSC meetings.
     2.5 Meeting Minutes. The Co-Chairs (or their designee(s)) shall prepare the minutes of each JSC meeting, and send it to all members of the JSC for review and approval within [***] days after each meeting. Minutes shall be deemed approved unless any member of the JSC objects to the accuracy of such minutes by providing written notice to the other members of the JSC within [***] days of receipt of the minutes. In the event of any such objection that is not resolved by mutual agreement of the Parties, such minutes shall be amended to reflect such unresolved dispute.
     2.6 Decision Making.
          2.6.1 The JSC shall take action on matters within its power by unanimous consent of the Parties, with each Party having a single vote, irrespective of the number of representatives actually in attendance at a meeting, or by a written resolution signed by the designated representative of each Party.
          2.6.2 If the JSC is unable to reach unanimous consent on a particular matter (such matter a “JSC Dispute”), then either Party may provide written notice of such dispute to the other Party’s senior executive management representative as may be designated by a Party. Such senior executive management representative shall have appropriate decision making authority for the Party and not be a member of the JSC. The senior executive management representatives of each Party shall meet at least once in person to discuss the dispute and use their good faith efforts to resolve the JSC dispute within [***] days after submission of such dispute to such officers.
          2.6.3 If the senior executive management representatives (or their designees) cannot reach agreement with respect to a JSC dispute within the time period set forth in

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

subsection (b) above, the [***] shall have the authority to finally resolve such dispute.
          2.6.4 Notwithstanding the terms of subsections 2.6.2 and 2.6.3 above, if the matter concerns a dispute regarding the interpretation of this Agreement, the performance or alleged nonperformance of a Party’s obligations under this Agreement, or any other alleged breach of this Agreement, such matter shall be resolved in accordance with the terms of Section 16.4.
          2.7 Project Team. The Parties shall establish a joint project team (the “JPT”) consisting of an appropriate number of representatives of each Party. Each Party shall designate one of its JPT members as the project team leader who shall be the primary contact person for the other Party for matters relating to the development of a Product by such Party. The JPT shall coordinate the day-to-day activities of the Parties in the performance of the Development Plan and conduct those activities as directed by the JSC, including preparation of applicable budget expense reporting. The JPT shall take action by unanimous consent of the Parties, with each Party having a single vote, irrespective of the number of representatives actually in attendance at a meeting, or by a written resolution signed by the designated representative of each Party. If the JPT is unable to reach unanimous consent on a particular matter, such matter shall be submitted to the JSC for resolution in accordance with Section 2.6. On a quarterly basis, the JPT shall provide a written report to the JSC summarizing the Parties’ progress with respect to the development of the Products and any matters directed by the JSC. The JPT shall be disbanded upon the earlier to occur of (a) anytime following the receipt of the first Marketing Approval of the MT203 Product, at the option of Micromet, (b) anytime Micromet is no longer actively participating in the development of the MT203 Product under this Agreement, or (b) the [***] anniversary of the Effective Date.
3. Product Development
     3.1 General. Without limiting the Parties’ obligations under this Agreement, the Parties acknowledge that the ultimate objective of the collaboration is to develop one or more pharmaceutical products including formulation, packaging and application systems as an MT203 Product or Product to be launched and marketed in the Field in the Territory. The Parties shall take into consideration this ultimate target when undertaking the development as set out below and subject to the terms of this Agreement.
     3.2 Development Plan.
          3.2.1 Promptly following the execution of this Agreement with respect to the MT203 Product, and the delivery of a written notice pursuant to Section 3.8.1 with respect to any Additional Product, and pursuant to Section 3.8.2 with respect to any Substitute Product, the JPT shall prepare for review by the JSC a detailed plan of the research, development and manufacturing activities to be performed by the Parties with respect to the MT203 Product, and any such Additional Product or Substitute Product (the “Development Plan”). The Development Plan shall include an allocation of the responsibility for the performance of the development activities to one or the other Party and an estimated budget for the activities to be conducted by each Party, with Micromet being assigned those activities relating primarily to the preclinical development of such Product and process development and manufacturing of such

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Product for clinical trials, and Nycomed being assigned those activities relating primarily to the clinical development of such Product, including establishment of a commercial manufacturing process and commercial manufacturing. Notwithstanding the above, the Development Plan shall in any event include the activities and allocation of responsibilities described in the outline of the Development Plan contained in Exhibit C (it being understood that the estimated budget on Exhibit C is preliminary and subject to change based upon the Parties’ preparation and review of the Development Plan). The JSC shall promptly review and approve the initial Development Plan and on a regular basis review and revise the then-current Development Plan (including the related budget) to reflect the progress achieved and the further development activities to be undertaken by the Parties in the development of the Product. Any material revisions to the Development Plan must be approved by the JSC in accordance with Section 2.6, provided that any modifications to the obligations or expenses of Micromet under the Development Plan shall require the prior written consent of Micromet not to be unreasonably withheld or delayed regarding any activity for which Micromet is primarily responsible as described on Exhibit C or any Development Plan approved by Micromet. Except as otherwise provided in this Agreement, Nycomed shall control the performance of the activities performed in the Development Plan, and shall at its discretion designate activities to be performed by Nycomed or by a Third Party.
          3.2.2 The Development Plan shall be designed to accomplish the filing of INDs, and BLAs and the receipt of Marketing Approval in order to optimize the economic potential for the Product in the Territory, including the proposed study designs for clinical trials and a budget of Development Expenses to be incurred pursuant to the Development Plan. The Development Plan shall set specific objectives and timelines for carrying out development activities sufficient in scope and quality to progress the development of the Product towards Marketing Approval within timelines and using standards customary in the biopharmaceutical industry for products at a similar stage of development and with similar market potential. Without limiting the generality of the foregoing, the Development Plan shall be designed to develop, and to obtain Marketing Approval for, such Product in all Major Markets.
     3.3 Development Expenses. Nycomed shall bear all Development Expenses incurred by the Parties after the Effective Date, and shall pay to Micromet on or before the first day of each calendar quarter the amount of Development Expenses budgeted to be incurred by Micromet in such calendar quarter as set forth in the applicable Development Plan. Nycomed shall pay all such amounts to an account established by Micromet which is exclusively used for the coverage of the Development Expenses. Any interest received from the deposited amount on the account shall be credited against the Development Expenses. Micromet shall provide Nycomed with quarterly reports containing a detailed account of development activities performed and Micromet’s Development Expenses incurred during the preceding calendar quarter. The Parties shall work together to reconcile, in a timely fashion, the Development Expenses set forth in the reports presented by Micromet with Nycomed’s payments for such quarter. If the Parties determine that such payments exceed Micromet’s reported Development Expenses, then the amount of such excess shall be credited against the next payment of Development Expenses by Nycomed hereunder (or, if no such payment is anticipated, refunded by Micromet to Nycomed within [***] days of such determination). If the Parties determine that Micromet’s reported Development Expenses exceed the amount paid by Nycomed, then Nycomed shall pay the excess amount to Micromet within [***] days of such determination but no later than the next quarterly advance payment made by Nycomed under this Section 3.3. All

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

such Development Expenses shall be paid to the extent made or incurred in conjunction with an approved budget line item in the Development Plan as approved and revised from time to time by the JSC as set forth below. The JSC shall monitor and review on a quarterly basis the actual expenses incurred by the Parties in conducting development activities under the Development Plan and each Party shall promptly notify the JSC if it reasonably expects that its Development Expenses during any calendar period shall exceed by [***] percent [***] the then-current budgeted amount for such period. In such event, the JSC shall in good faith consider and review a corresponding amendment to either the applicable budget or the scope of development activities to be performed consistent with the Parties’ obligations under this Agreement.
     3.4 Right of Negotiation for [***] . At any time prior to the initiation of the [***] with a Product by Nycomed, upon written request of Micromet, the Parties shall [***] whether and under what terms Micromet may [***] . Such [***] may include the [***] for the clinical development, and an [***] to reflect the [***] borne by the Parties as a result of such [***] , and such other terms that the Parties may deem appropriate under the circumstances. For clarity, the Parties agree that Micromet’s rights with respect to [***] are limited to the [***] mentioned in this Section 3.4 unless the Parties agree otherwise in their sole discretion.
     3.5 Diligence in Development.
          3.5.1 Micromet shall use Commercially Reasonable Efforts to perform the activities assigned to it in the Development Plan. Micromet shall deliver certain data generated by Micromet to be included in the “CMC Part” of the BLA. All efforts of Micromet’s Affiliates, sublicensees and Third Party contractors shall be considered efforts of Micromet for the purpose of determining Micromet’s compliance with its obligations under this Section 3.5.1.
          3.5.2 Nycomed shall use Commercially Reasonable Efforts to develop each Product in one or more Indications with the objective of maximizing the overall commercial potential of such Product and to perform the activities assigned to it in the Development Plan. All efforts of Nycomed’s Affiliates, sublicensees and Third Party contractors shall be considered efforts of Nycomed for the purpose of determining Nycomed’s compliance with its obligations under this Section 3.5.2.
     3.6 Selection of Indications. The Parties agree that each Product may be effective for the treatment of Indications in the field of [***] diseases, but not limited to, rheumatoid arthritis, COPD, asthma, psoriasis, multiple sclerosis [***] diseases, and that it is in the best interest of both Parties to develop such Product broadly in multiple Indications subject to reasonable commercial and technical considerations. The Parties further agree to pursue a development strategy that initially focuses on the clinical development of the MT203 Product in [***] , and subject to reasonable commercial and technical considerations to expand the Development Plan to include additional Indications following the achievement of clinical proof of principle of such Product in [***] in a clinical trial. To that end, the Parties agree to include in the Development Plan the performance of development activities designed to establish in preclinical models proof of concept of the effectiveness of such Product in two other Indications. Such development activities shall be performed in parallel with the development of the MT203 Product in [***] . If the Parties achieve such preclinical proof of concept with one or more such additional Indications, the Development Plan shall be amended to include the development of the

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

MT203 Product in such additional Indications, subject to reasonable commercial and technical considerations, promptly after the achievement of proof of principle of such Product [***] in a clinical trial.
     3.7 Records.
          3.7.1 Micromet Records. All research, process development and preclinical work conducted by or on behalf of Micromet under the Development Plan shall be completely and accurately recorded, in sufficient detail and in good scientific manner, in separate laboratory notebooks in accordance with Applicable Law distinct from other work being conducted by Micromet.
          3.7.2 Nycomed Records. All development work for all Products performed by or on behalf of Nycomed shall be completely and accurately recorded, in sufficient detail and in good scientific manner, in separate laboratory notebooks distinct from other work being conducted. Nycomed shall also retain all clinical trial records required by Applicable Law to be maintained in connection with the development of all Products.
     3.8 Additional Products.
          3.8.1 Nycomed shall have the right at any time during the Term to initiate development of a Product in addition to the MT203 Product as an “Additional Product” under this Agreement upon prior written notice to Micromet other than Substitute Products described below. For the avoidance of doubt, the terms and conditions of this Agreement applicable to Products (other than those specifically limited to the MT203 Product) shall apply to such Additional Product. The development of the Product for an Indication following a Clinical Failure and discontinuance of development for another Indication shall not be deemed an Additional Product but rather a Substitute Product as defined below.
          3.8.2 Nycomed shall have the right at any time during the Term to initiate development of a Product other than the MT203 Product as replacement Product (a “Substitute Product”) under this Agreement upon prior written notice to Micromet in the event of a Clinical Failure of the MT203 Product and discontinuance of development of such Product by Nycomed. For the avoidance of doubt, the terms and conditions of this Agreement applicable to Products (other than those specifically limited to the MT203 Product) shall apply to such Substitute Product; provided, however, that Nycomed shall not be obligated to pay Micromet upon the achievement of any milestone event described in Exhibit E for such Substitute Product for which Nycomed previously paid Micromet in respect of the MT203 Product.
     3.9 Product Manufacture. As between the Parties, Micromet shall be responsible for, and shall use Commercially Reasonable Effort to, manufacture of the MT203 Product for clinical trials other than Phase 3 Trials for the Territory as described on Exhibit C and to be set forth in the Development Plan, including manufacturing of the finished Product, ingredients thereof and delivery systems therefor, including test method development and stability testing, formulation, process development, manufacturing scale-up, quality assurance/quality control development, quality control testing, packaging, release and regulatory activities related to all of the foregoing (it being understood that the supply and availability of a Product shall depend in

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

part upon the selection and availability of Third Party suppliers). Except as described in the foregoing, Nycomed shall be responsible for, and shall use Commercially Reasonable Efforts to, manufacture the Products prior to and following Marketing Approval pursuant to Article 4, either directly or through Third Parties (it being understood that the supply and availability of a Product shall depend in part upon the selection and availability of Third Party suppliers). In addition, Micromet and Nycomed shall agree and describe in the Development Plan the appropriate timeframe and activities that provide for the transfer of the applicable manufacturing processes for the MT203 Product to a Third Party manufacturer designated by Nycomed.
4. Product Commercialization
     4.1 General. As between the Parties, Nycomed shall be solely responsible for the Commercialization of the Products in the Territory during the Term. Nycomed shall use Commercially Reasonable Efforts to Commercialize the Products, either directly or through Third Parties (it being understood that the supply and availability of a Product shall depend in part upon the selection and availability of Third Party suppliers).
     4.2 Diligence in Commercialization. Nycomed shall, subject to reasonable commercial considerations in such country, launch the Products within [***] months after receiving Marketing Approval in any country in the Territory, and thereafter shall use Commercially Reasonable Efforts to Commercialize the Products in each such country.
     4.3 Branding, Trademarks, Trade Dress, and Logos. Nycomed shall solely own, and shall be solely responsible for selecting, the trademark used to identify a Product that shall be Commercialized in the Territory pursuant to this Agreement. Nycomed shall oversee the filing, prosecution and maintenance of all trademark registrations for a Product in the Territory. Nycomed shall be responsible for the payment of any and all costs relating to filing, prosecution, and maintenance of the trademarks for a Product in the Territory. Nycomed shall have sole responsibility for, and shall be sole owner of, all trade dress, logos, slogans, and designs used on and in connection with a Product in the Territory.
5. Regulatory Matters
     5.1 Regulatory Filings; Inspections. Subject to Nycomed’s obligation to Commercialize the Products pursuant to Section 4, Nycomed shall be responsible for the preparation, filing, prosecution and maintenance of any Regulatory Filings for the Products. Micromet shall assist Nycomed, as reasonably necessary, in the preparation of Regulatory Filings, including providing necessary documents or other materials required by Applicable Law, all as provided for in the Development Plan (including any applicable timeframes) and in a format and standard reasonably agreed by the Parties, in each case at Nycomed’s expense. Nycomed shall promptly notify Micromet in writing and in advance of any meeting with or inspection by any Regulatory Authority relating to a Product. At Micromet’s option, Micromet may have an employee or Third Party consultant participate in such meeting or inspection as an observer.
     5.2 Regulatory Approvals; Adverse Drug Experiences. Nycomed shall be the holder of all marketing authorizations for the Products and shall be responsible for obtaining and

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

maintaining any Marketing Approvals and other regulatory approvals required for the Commercialization of the Products in the Territory, including communicating and preparing and filing all reports (including without limitation adverse drug experience reports) and the application for Marketing Approval with the applicable regulatory authorities. Nycomed shall comply with the standard of care in performing such activities reasonable and customary to the pharmaceutical industry and in compliance with all Applicable Law. To the extent either Party receives any information regarding adverse drug experiences related to the use of a Product, such Party shall promptly provide the other Party with such information as is required under Applicable Laws. Prior to the first commercial launch of a Product, the Parties shall agree on standard operating procedures implementing the requirements under Applicable Law regarding adverse event reporting, which procedures, as may be amended from time to time upon mutual agreement of the Parties, shall be incorporated in this Agreement by reference. The Parties acknowledge that the receipt of Marketing Approvals depends on, in part, the availability and sufficiency of efficacy and safety data for a Product.
     5.3 Communications with Regulatory Authorities. Nycomed shall be solely responsible for any communications with the regulatory authorities occurring or required in connection with obtaining or maintaining any Marketing Approvals for a Product. Nycomed shall promptly provide Micromet with copies of all written or electronic correspondence received from regulatory authorities relating to a Product, and shall provide Micromet with a reasonable opportunity to provide comments on any responses by Nycomed to such regulatory authorities. Upon the reasonable request of Nycomed, Micromet shall assist Nycomed to address requests from and communications to regulatory authorities applicable to Micromet’s activities conducted with respect to a Product, including data and information held by Micromet.
     5.4 Regulatory Records. Each Party shall maintain, or cause to be maintained, for at least [***] years and for at least [***] years after the termination of this Agreement, or for such longer period as may be required by Applicable Law, complete and accurate records of its respective development activities with respect to a Product in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which fully and properly reflect all work done and results achieved in the performance of its respective development activities. Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except to the extent that a Party reasonably determines that such records contain Confidential Information that is not licensed to the other Party, or to which the other Party does not otherwise have a right hereunder.
6. Intellectual Property
     6.1 License Grants by Micromet.
          6.1.1 Subject to the terms and conditions set forth in this Agreement, Micromet grants to Nycomed an exclusive, royalty-bearing license, with the right to grant sublicenses in accordance with Section 6.2, to the Licensed Technology (other than the Sublicensed Patents and the Sublicensed Know-How), to conduct research and development, make, have made, use, Commercialize, and import the Products in the Field in the Territory.
          6.1.2 Subject to the terms and conditions set forth in this Agreement and the

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

applicable Upstream Agreements, Micromet grants to Nycomed an exclusive, royalty-bearing sublicense, with the right to grant further sublicenses in accordance with Section 6.2, under the rights and licenses granted to Micromet in the Upstream Agreements with respect to the Sublicensed Technology, to research, develop, Commercialize, make, have made, use, offer for sale, sell, and import the Products in the Field in the Territory. Nycomed acknowledges and agrees that it has received a copy of each Upstream Agreement, and that the rights, licenses and sublicenses granted by Micromet to Nycomed in this Agreement are subject to the terms of the Upstream Agreements. Subject to section 6.8.2, Nycomed covenants not to take or fail to take any action that violates the terms of such Upstream Agreements applicable to sublicensees, or that would cause Micromet to be in breach of any of the terms of the Upstream Agreements.
     6.2 Sublicensing by Nycomed.
          6.2.1 General. Subject to the terms and conditions of this Agreement, Nycomed shall have the right to sublicense to a Third Party any rights granted under Section 6.1.1 or 6.1.2 with respect to a particular Product, through written sublicense agreements for (i) [***] to an entity having [***] and [***] at least [***] to [***] for the [***] or [***] of a Product, as [***] to the [***] and [***] under the [***] for [***] and (ii) other [***] in the [***] in its [***]. In connection with the grant of any such sublicense, Nycomed shall remain responsible to Micromet for the performance of Nycomed’s obligations under this Agreement.
          6.2.2 SCA Patent Option. If Nycomed desires to initiate the development of a Product comprising a [***], Nycomed shall provide written notice thereof to Micromet. Upon receipt of such notice, the definition of “Licensed Patents” shall be expanded to include the Patents listed in Exhibit F, by amending Exhibit A-2 to include such Patents, and Nycomed shall be granted a license or sublicense, as applicable, under the SCA Patents pursuant to the terms of Section 6.1.1 or 6.1.2, as applicable, and the other terms of this Agreement. Any license or sublicense under this Agreement to the [***] shall be subject to the terms of the applicable Upstream Agreements, including the exclusion of the research, development, manufacture, use, or sale of any product described in Exhibit I.
     6.3 License Grant by Nycomed. Subject to the terms and conditions set forth in this Agreement, Nycomed grants to Micromet a non-exclusive, royalty-free license, under any applicable Patents or Know-How Controlled by Nycomed, to conduct those development responsibilities assigned to Micromet under the Development Plan. Such license shall be sublicensable solely to subcontractors approved by the JSC, such approval not be unreasonably withheld.
     6.4 Reservation of Rights. Nycomed hereby covenants and agrees not to use any Licensed Technology, nor cause or authorize any Affiliate or Third Party to use any Licensed Technology, other than as expressly permitted in this Agreement. Except for the rights specifically granted in this Agreement and subject to Section 6.9, Micromet reserves all rights to the Licensed Technology and reserves the right to utilize or allow Third Parties to utilize the Licensed Technology consistent with the terms of this Agreement. In addition, Micromet reserves all rights in the Licensed Technology to the extent necessary for it to conduct those

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

development responsibilities assigned to it under the Development Plan. No implied licenses are granted under this Agreement. Notwithstanding anything in this Agreement to the contrary, no license or right granted by Micromet under this Agreement, including Sections 6.1.1, 6.1.2 and 6.5.2, shall convey or grant to Nycomed any right, either directly or through a Third Party, to research, develop, use, manufacture or Commercialize any product containing or comprising a BITE molecule or fragment thereof.
     6.5 Ownership of Collaboration Technology; Licenses to Nycomed Collaboration Technology.
          6.5.1 Subject to the licenses granted to Nycomed in this Agreement, Micromet shall own all right, title, and interest in and to the Micromet Collaboration Technology. Subject to the licenses granted to Micromet in this Agreement, Nycomed shall own all right, title, and interest in and to any Nycomed Collaboration Technology. Subject to the licenses granted to Nycomed in this Agreement and the terms of this Agreement, Micromet and Nycomed shall each own an undivided equal interest in any Joint Collaboration Technology, without obligation to account to the other for the exploitation thereof or to seek consent of the other for the grant of any licenses under Joint Collaboration Technology. Each Party shall disclose to the other Party in writing, and shall cause its Affiliates, agents and independent contractors to so disclose to it, the development, making, conception or reduction to practice of any Collaboration Technology owned by it pursuant to this Section 6.5.1 in reports provided to the JPT or the JSC in the course of the performance of this Agreement. Each Party shall take all necessary and proper acts, and shall cause its employees, Affiliates, sublicensees, contractors, and consultants to take such necessary and proper acts, to effectuate the ownership provisions provided in this Section 6.5.1.
          6.5.2 Each Party hereby grants, and agrees to grant, to the other Party a worldwide, perpetual, non-exclusive, royalty free license (with the right to grant and authorize the further grant of sublicenses), under any Patent or Know-How included within the Nycomed Collaboration Technology and Micromet Collaboration Technology, respectively, to research, to have researched, to develop, to have developed, to Commercialize, to import and to have imported pharmaceutical products other than Products subject to the rights and licenses granted to Nycomed under this Agreement and the mutual covenant in Section 6.9. Each of the Parties may grant sublicenses to Third Parties under the foregoing license only for products developed or commercialized by such Party or with a Third Party. Each Party shall provide the other Party with written notice promptly following the grant of any such sublicense.
     6.6 Prosecution and Maintenance of Patents.
          6.6.1 As between the Parties, Micromet shall be responsible for the filing, prosecution and maintenance of the Patents within the Licensed Technology, Micromet Collaboration Technology and Joint Collaboration Technology. Nycomed shall reimburse Micromet for Micromet’s reasonable and documented external costs incurred in connection with the filing, prosecution and maintenance of the foregoing except for the Patents listed on Exhibit A-2; provided, however, that Nycomed’s reimbursement obligation shall be limited to [***] percent [***] of any costs associated with the Joint Collaboration Technology and the Micromet Collaboration Technology. Upon receipt of written notice of the filing of a patent application within the Micromet Collaboration Technology, Nycomed shall have the option to decline to pay

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

for the filing, prosecution and maintenance of such patent by written notice to Micromet. Upon receipt of such notice by Micromet, such patent shall be excluded from the licenses granted under this Agreement. Nycomed shall be responsible, at its sole cost, for the filing, prosecution and maintenance of the Patents within the Nycomed Collaboration Technology.
          6.6.2 With respect to each of the Patents within the Licensed Technology listed in Exhibit A-1, Micromet Collaboration Technology and Joint Collaboration Technology, Micromet shall give Nycomed an opportunity to review and comment on the text of the patent application, office action (including restriction requirements) and substantive correspondence with the applicable patent office before filing and shall supply Nycomed with a copy of each patent application as filed, together with its notice of filing date and serial number. Micromet shall consider and incorporate in good faith the requests and suggestions of Nycomed with respect to the foregoing.
          6.6.3 Micromet shall keep Nycomed informed of progress with regard to the preparation, filing, prosecution and maintenance of the Patents within the Licensed Technology listed in Exhibit A-1, Micromet Collaboration Technology and Joint Collaboration Technology. Nycomed shall cooperate with Micromet, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all patents and other filings referred to in this Section 6.6.
          6.6.4 If Micromet, in its sole discretion, decides to abandon the preparation, filing, prosecution or maintenance of any Patent within the Licensed Technology listed in Exhibit A-1, Micromet Collaboration Technology or Joint Collaboration Technology, then Micromet shall notify Nycomed in writing thereof and following the date of such notice (a) Nycomed shall, at its option, be responsible for and shall control, [***] , the preparation, filing, prosecution and maintenance of such patents and patent applications, and (b) if Nycomed does not assume such control, then Micromet may abandon such Patent.
     6.7 Enforcement of Patents.
          6.7.1 Notice. If either Party learns that a Third Party is infringing or allegedly infringing any Patent within the Licensed Technology or Joint Collaboration Technology, it shall promptly notify the other Party thereof including available evidence of infringement. The Parties shall cooperate and use reasonable efforts to stop such alleged infringement without litigation.
          6.7.2 Enforcement Actions for Licensed Technology.
               (a) As between the Parties, Micromet shall have the first right (but not the obligation) to take the appropriate steps to remove the infringement or alleged infringement of Licensed Technology or Joint Collaboration Technology, including, by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice.
               (b) If Micromet fails to bring an action or proceeding to remove the infringement of the Licensed Technology or Joint Collaboration Technology with respect to the research, development, use, manufacture, filing for Marketing Approval of a product constituted through an “ANDA” registration in the U.S., marketing or sale of a product potentially

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

competitive with a Product (a “Product Infringement Claim”) within [***] days of a Party giving notice to the other Party under Section 6.7.1 (or [***] days of a Party giving notice to the other Party under Section 6.7.1 if the infringement is through an “ANDA” registration in the U.S.), then (subject to the terms of the applicable Upstream Agreement with respect to the Sublicensed Patents), Nycomed shall have the right (but not the obligation) to bring any such action or proceeding by counsel of its own choice for any Licensed Patent listed on Exhibit A-1 and Joint Collaboration Technology, and Micromet shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. To the extent that any alleged infringer claims invalidity or non-enforceability of a Patent within Licensed Technology or Joint Collaboration Technology as a defense, Micromet shall have the right to assume control of the litigation with respect to such defense. The Parties mutually shall issue the necessary power of attorneys for each other to undertake the steps described in subsection (a) above and in this subsection (b).
          6.7.3 Enforcement Actions for Nycomed Collaboration Technology. Nycomed shall have the sole right (but not the obligation) to take the appropriate steps to remove the infringement or alleged infringement of Nycomed Collaboration Technology, including by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice. Micromet shall have the right, [***] , to be represented in any such action by counsel of its own choice.
          6.7.4 Enforcement Actions for Micromet Collaboration Technology. Micromet shall have the sole right (but not the obligation) to take the appropriate steps to remove the infringement or alleged infringement of Micromet Collaboration Technology, including by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice. Nycomed shall have the right, [***] , to be represented in any such action by counsel of its own choice.
          6.7.5 Cooperation; Damages.
               (a) If one Party brings any action or proceeding described in this Section 6.7, the other Party agrees to be joined as party plaintiff if necessary to prosecute the action or proceeding and to give the first Party reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder.
               (b) Any settlements, damages or other monetary awards (the “Recovery”) recovered pursuant to a Product Infringement Claim shall be allocated first to the costs and expenses of the Party bringing suit, and second to the costs and expenses (if any) of the other Party, with any remaining amounts (if any) to be allocated as follows:
                    (i) If Nycomed pursued the Product Infringement Claim, the Recovery shall be [***] .
                    (ii) If Micromet pursued the Product Infringement Claim, the Recovery shall be [***] , and [***] , and Micromet shall [***] after deducting the [***] pursuant to [***] .

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     6.8 Consequences of Patent Challenge.
          6.8.1 Termination on Patent Challenge. Micromet shall be permitted to terminate this Agreement by written notice effective upon receipt if Nycomed or its Affiliates directly, or indirectly through assistance granted to a Third Party, commence any interference or opposition proceeding, challenge the validity or enforceability of, or oppose any extension of or the grant of a supplementary protection certificate with respect to, any Patent within the Licensed Technology (other than the Sublicensed Patents and the Sublicensed Know-How) (each such action a “Patent Challenge”).
          6.8.2 Patent Challenge on Sublicensed Patents. Before commencing any interference or opposition proceeding, challenging the validity or enforceability of, or opposing any extension of or the grant of a supplementary protection certificate with respect to any Sublicensed Patents, Nycomed shall duly consult with Micromet and consider any comments from Micromet in that respect. In particular, Nycomed shall consider consequences of Micromet’s contractual relationships in relation to any such Sublicensed Patents. In the event that Nycomed either directly or indirectly commences any such proceeding for any Patent covered by an Upstream Agreement over the objections of Micromet, then Micromet may immediately terminate the license to Nycomed under Section 6.1 as to any Sublicensed Technology under such applicable Upstream Agreement, or to the extent permitted under the applicable Upstream Agreement, with respect to the Sublicensed Patent that is the subject of such Patent Challenge.
          6.8.3 Sublicensees. Nycomed shall include provisions in all agreements granting sublicenses of Nycomed’s rights hereunder providing that if the sublicensee or its Affiliates undertake a Patent Challenge with respect to any Patent within the Licensed Technology under which the sublicensee is sublicensed, Nycomed shall be permitted to terminate such sublicense agreement. If a sublicensee of Nycomed (or an Affiliate of such sublicensee) undertakes a Patent Challenge of any such Patent under which such sublicensee is sublicensed, then Nycomed upon receipt of notice from Micromet of such Patent Challenge shall terminate the applicable sublicense agreement. If Nycomed fails to so terminate such sublicense agreement, Micromet may terminate this Agreement.
     6.9 Parallel Programs.
          6.9.1 Permitted Products.
               (a) During the Term, neither Party, either on its own, through an Affiliate or in collaboration with a Third Party, shall [***] or [***] , in the Territory an [***] ; provided, however, the foregoing restriction shall not apply to any Permitted Product (defined below) of a Third Party that [***] or [***] with other [***] all or [***] of the [***] or [***] [***] % [***] the [***] of a [***] in [***] with a [***] in [***]. For purposes of this Section 6.9, a “Permitted Product” means any [***] then being developed or commercialized by [***] . In the [***] of any [***] in [***] of [***] where the [***] a [***], then [***] [***] the

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] of such [***]: [***] . Notwithstanding the above, no rights to Collaboration Technology and Licensed Technology are or may be granted or exploited in connection with the research, development or Commercialization of a Permitted Product.
               (b) Notwithstanding subsection (a) above, Nycomed shall have the right to research, develop and Commercialize [***] that is based solely on patents and know-how generated by Nycomed (“Independent Product”); provided, however, that Nycomed shall inform Micromet if and when it initates the research, development or Commercialization of such product; and provided, further, that Micromet shall have the right [***] to the extent permitted by applicable laws upon [***] days prior written notice at any time after the [***] . For the avoidance of doubt, Nycomed has not been granted any rights under the Licensed Technology, and shall not use any Licensed Technology, for or in connection with the research, development or Commercialization of an Independent Product.
          6.9.2 In the event that, following the Effective Date, Nycomed or its Affiliates [***], as part of a [***] of a [***], a [***] or [***] that [***] a [***], then [***] shall upon the [***] the [***] (i) [***] ; or (ii) [***] within the [***] [***] the [***] of [***], subject to [***] it [***] understood that such [***] may be [***] other [***], where such [***]; or (iii) [***] into a [***] to a [***] such [***] and [***] of its [***] of the [***] ; [***] shall not [***] of such [***] as a part of a [***] does not [***] . In the event that, [***] or its [***], as part of a [***] of a [***], a person or entity that [***] , then [***] may [***] following the closing of such [***].
     6.10 Third Party Patent Rights. Upon the request of Nycomed, Micromet shall use reasonable efforts to search, monitor, collate and evaluate Third Party Patent rights that may be potentially related to the MT203 Product during a period not to exceed [***] months following the Effective Date. Nycomed shall reimburse Micromet for its internal FTE Costs and external costs of conducting such activities. Any Third Party Patent rights which in Micromet’s good faith evaluation potentially related to the MT203 Product shall be brought to Nycomed’s attention without unreasonable delay. Micromet shall reasonably cooperate with Nycomed upon request regarding the review and analysis of such Third Party Patent rights. To the extent that the Parties reasonable determine to acquire any rights in and to such Third Party Patents, the Parties shall discuss in good faith the license or acquisition of such rights in accordance with Section 7.3.3.
7. Fees and Payments
     7.1 Initial License Fee. On the Effective Date, Nycomed shall pay to Micromet a non-refundable, non-creditable initial license fee in the amount of five million Euros (€5,000,000).
     7.2 Development Milestones. Nycomed shall pay Micromet each of the non-

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

refundable, non-creditable payments in the amounts set forth on Exhibit E attached hereto within [***] days after the first occurrence of the corresponding event described on such exhibit with respect to a Product.
     7.3 Royalties.
          7.3.1 Royalty Rates. Subject to the adjustments provided for in Section 7.3.3, Nycomed shall pay to Micromet a royalty equal to:
               (a) [***] percent [***] of worldwide Net Sales of a Product for that portion of the total amount of aggregate worldwide Net Sales of all Products in any calendar year that is less than or equal to [***] ;
               (b) [***] percent [***] of worldwide Net Sales of a Product for that portion of the total amount of aggregate worldwide Net Sales of all Product in any calendar year that is greater than [***] but less than or equal to [***] ;
               (c) [***] percent [***] of worldwide Net Sales of a Product for that portion of the total amount of aggregate worldwide Net Sales of all Products in any calendar year that is greater than [***] but less than or equal to [***] ; and
               (d) [***] percent [***] of worldwide Net Sales of a Product for that portion of the total amount of aggregate worldwide Net Sales of all Products in any calendar year that is greater than [***] .
          7.3.2 Aggregation of Net Sales; Royalty Term; Bioequivalent Products.
               (a) The Parties agree and acknowledge that the determination of aggregate worldwide Net Sales for the tiers described in Section 7.3.1 shall be based upon the Net Sales of all Products then accrued during each applicable calendar year (or portion thereof) and the determination of a particular royalty rate then-applicable to a particular sale of a Product shall be made as of the date such sale was invoiced.
                (b) Royalties due under the preceding Section 7.3.1 shall commence upon first commercial sale of a Product in a particular country in the Territory and shall expire on a country-by-country basis upon the later of: (i) the [***] of the [***] within the [***] (other than [***]) containing a [***] in such [***] from the [***] of a [***].
               (c)  With respect to any country in the Territory, in the event that (i) [***] within the [***] (other than [***] in such [***] have [***] and (ii) the [***] of a [***] in such [***] of the [***] of such [***] in the [***] for which the [***] is then [***] in such [***], then the [***] in such [***] shall be [***] in lieu of the [***] under [***] shall no longer be [***] to any [***] under [***] in such [***].

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          7.3.3 Adjustment to Royalties. If (a) a Patent or Patents of a Third Party should exist in any country during the Term that cover the research, development, use, manufacture, or sale of a Product, which would prevent Nycomed or any Affiliate from undertaking any of the above-mentioned activities without obtaining a royalty-bearing license from such Third Party under such Patent or Patents, and (b) the total royalties payable by Nycomed under all such licenses including the royalties payable under the Upstream Agreements with respect to sales of such Product in a particular country exceeds [***] percent [***] of Net Sales, then Nycomed shall be entitled to credit [***] against the royalty payments due to Micromet upon sales of such Product in the applicable country; provided that such credit shall in no event cause the royalty payable to Micromet as applicable to a particular country hereunder to be reduced to below [***] percent [***] . Micromet shall reasonably cooperate with Nycomed upon request regarding whether Micromet should obtain directly a license to any intellectual property described in this Section 7.3.3. If agreed by the Parties, Micromet shall license such intellectual property from a Third Party for the benefit of Nycomed (and with Nycomed bearing all such associated costs subject to this Section 7.3.3) and thereupon Exhibit D shall be automatically amended to include any corresponding license agreement as an Upstream Agreement.
     7.4 Payments under Upstream Agreements. [***] shall pay to [***] any and all [***] and other [***] to the opposite [***] of the [***] that may become due during the [***] of all [***]. Any such payment shall made into an [***] for the specific purpose of [***] and making such payments to the opposite parties of the [***]. Upon receipt of each such payment from [***] shall make a corresponding payment to the opposite party in accordance with the terms of the applicable [***]. The Parties shall agree on a process, [***] shall receive the payment from [***] in time to make the [***] in a timely fashion. [***] due to [***] under the [***] shall be due and payable at least [***] before any [***] are owed [***] under the [***]. For purposes of this Agreement, “Business Days” mean dates that banks are open in Germany.
8. Payment Terms
     8.1 Payment Method. All amounts due hereunder shall be paid in Euros by wire transfer in immediately available funds to an account designated by Micromet. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement shall bear interest at the lower of (i) [***] % over the [***] in effect on the due date, or (ii) the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly; provided that Nycomed shall not be obligated to pay interest on any amount that it disputes in good faith are not due and payable while such dispute is pending, further provided that such interest shall be due and payable if any such dispute is resolved in favor of Micromet.
     8.2 Payment Schedules; Reports. The milestone payments due pursuant to Section 7.2 are due and payable within [***] days after the achievement of the applicable milestone

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

event set forth in Exhibit E. Royalty payments due pursuant to Section 7.3 are due and payable within [***] days of the end of each calendar quarter during the Term during which there were Net Sales of any Product in the Territory. Nycomed shall accompany each payment of royalties under this Agreement with a report containing a detailed and itemized calculation of Net Sales of all Products in the Territory during the preceding calendar quarter, including a description of the dates and territories in which any Product sales were made.
     8.3 Currency Conversion. For any currency conversion required in determining the amount of royalties due, such conversion shall be made at the prevailing commercial rate of exchange for purchasing the currency into which an amount is to be converted as set forth in the Frankfurter Allgemeine Zeitung on the day that is the last business day of the applicable quarterly period for any royalty payments made pursuant to this Agreement. For purposes of determining the amount of royalties due, the amount of Net Sales in any foreign currency shall be computed by converting such amount into Euros as provided in this Section 8.3. All payments due under this Agreement shall be paid in full without deduction for any withholding or value added tax.
     8.4 Records Retention; Audit.
          8.4.1 Record Retention. Each Party shall maintain complete and accurate books, records and accounts used for the determination of (a) any Development Expenses that the other Party is required to reimburse under this Agreement and (b) Net Sales, in sufficient detail to confirm the accuracy of any payments required under this Agreement, which books, records and accounts shall be retained by such Party until [***] years after the end of the period to which such books, records and accounts pertain.
          8.4.2 Audit. Each Party shall have the right to have an independent certified public accounting firm of internationally recognized standing, reasonably acceptable to the other Party, have access during normal business hours, and upon reasonable prior written notice, to such of the records of the other Party as may be reasonably necessary to verify the accuracy of Development Expenses or Net Sales for any calendar quarter ending not more than [***] months prior to the date of such request; provided, however, that no Party shall have the right to conduct more than one such audit in any [***] -month period. The accounting firm shall disclose to the Parties only whether the Development Expenses or Net Sales reported by the audited Party are correct or incorrect and the specific details concerning any discrepancies. The auditing Party shall bear all costs of such audit, unless the audit reveals any discrepancy in the audited Party’s favor of more than [***] %, in which case the audited Party shall bear the cost of the audit. The results of such accounting firm shall be final, absent manifest error.
          8.4.3 Payment of Additional Amounts. If, based on the results of any audit, additional payments are owed to Micromet under this Agreement, then Nycomed shall make such additional payments promptly after the accounting firm’s written report is delivered to both Parties. If, based on the results of any audit, royalty or development payments made by Nycomed hereunder exceeded payments indicated by the audit as being due thereunder, such excess shall be credited against future amounts owed by Nycomed under this Agreement.
          8.4.4 Confidentiality. Each Party shall treat all information subject to review

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

under this Section 8.4 in accordance with the provisions of Section 9 and shall cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.
9. Confidentiality
     9.1 Definition. During the Term and subject to the terms and conditions of this Agreement, a Party (the “Disclosing Party”) may communicate to the other Party (the “Receiving Party”) information in connection with this Agreement or the performance of its obligations under this Agreement, including, without limitation, any information regarding Improvements, reports provided pursuant to this Agreement, scientific and manufacturing information and plans, marketing and business plans, and financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business (collectively, “Confidential Information”). Subject to Section 9.2, “Confidential Information” shall also include any information disclosed prior to the Effective Date pursuant to that certain Confidentiality Agreement between the Parties dated February 7, 2007.
     9.2 Exclusions.
          9.2.1 Notwithstanding the foregoing, any information of a Party shall not be deemed Confidential Information with respect to the Receiving Party for purposes of this Agreement if such information:
               (a) was already known or available to the Receiving Party or its Affiliates, other than under an obligation of confidentiality or non-use to the Disclosing Party, at the time of disclosure to the Receiving Party;
               (b) was generally available or known to parties reasonably skilled in the field to which such information pertains, or was otherwise part of the public domain, at the time of its disclosure to the Receiving Party;
               (c) became generally available or known to parties reasonably skilled in the field to which such information pertains, or otherwise became part of the public domain, after its disclosure to the Receiving Party through no fault of the Receiving Party or the Receiving Party’s breach of its obligations under this Article 9;
               (d) was disclosed to the Receiving Party, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or
               (e) was independently discovered or developed by the Receiving Party or its Affiliates, as evidenced by their written records, without the use of, and by personnel who had no access to, Confidential Information of the Disclosing Party.
     9.3 Disclosure and Use Restriction. Except as expressly provided herein, the Parties agree that, during the Term and for ten (10) years thereafter, each Party and its Affiliates and

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

sublicensees shall keep completely confidential and shall not publish or otherwise disclose any Confidential Information of the other Party, its Affiliates or sublicensees. Neither Party shall use any Confidential Information of the other Party without such other Party’s consent, except as expressly permitted by this Agreement.
     9.4 Authorized Disclosure. Each Party may use and disclose Confidential Information of the other Party to the extent that such use and disclosure is:
          9.4.1 made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that such Party shall first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order;
          9.4.2 otherwise required by applicable laws or regulations, including the rules of any applicable securities exchange; provided, however, that the Disclosing Party shall provide such other Party with notice of such disclosure in advance thereof to the extent practicable;
          9.4.3 made by such Party to the regulatory authorities as required in connection with any filing of INDs, BLAs, marketing approval applications, or similar applications or requests for regulatory approvals; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information;
          9.4.4 made by such Party, in connection with the performance of this Agreement, on a need-to-know basis to Affiliates, permitted sublicensees, research parties, employees, consultants, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 9;
          9.4.5 made by such Party to existing or potential acquirers or merger candidates; existing or potential pharmaceutical collaborators (to the extent contemplated under this Agreement); investment bankers; or existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 9; or
          9.4.6 made in a patent application filed in conformance with this Agreement.
     9.5 Terms of Agreement to be Maintained in Confidence. Subject to the provisions of this Section 9, the Parties agree that the terms of this Agreement are deemed Confidential Information of both Parties and shall be subject to the restrictions on use and disclosure set forth herein

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     9.6 Replacement of existing CDA. This Agreement shall replace the Confidential Non Disclosure Agreement entered into between Parties on February 7, 2007. Any Confidential Information provided under that agreement shall be deemed provided under this Agreement.
10. Public Communications
     10.1 General Provisions. The Parties shall cooperate with respect to the timing and content of communications with the public regarding the development and marketing of a Product, under the terms to be set forth in the Development Plan and subject to the provisions of this Section 10.
     10.2 Use of Name. Neither Party shall make public use of the other Party’s name except (a) as required by applicable law or regulation, or (b) otherwise as agreed in writing by such other Party.
     10.3 Press Releases.
          10.3.1 The Parties (or their Affiliates) shall issue a joint press release regarding the execution of this Agreement substantially in the form attached in Exhibit H. For subsequent press releases relating to this Agreement or the Parties’ relationship hereunder, each Party (or its Affiliate) shall use reasonable efforts to submit to the other Party a draft of such press release for review and comment by the other Party at least [***] Business Days prior to the date on which such Party plans to issue such press release (“Proposed Disclosure”), and shall review and consider in good faith any comments provided by the other Party. If a Party is unable to comply with the foregoing [***] -Business Day notice requirement because of a legal obligation or stock exchange requirement to make more rapid disclosure, such Party shall not be in breach of this Agreement but shall in that case give telephone notice to a senior executive of the other Party and provide a draft disclosure with as much notice as possible prior to the release of such press release. For the avoidance of doubt, Micromet or its Affiliate) may disclose the receipt and amount of any milestone payment made by Nycomed under this Agreement in accordance with the provisions of this Section 10.3.1.
          10.3.2 A Party may publicly disclose without regard to the preceding requirements of this Section 10.3 information that was previously disclosed in a Proposed Disclosure that was in compliance with such requirements.
     10.4 Publications. At least [***] days prior to submission of any material related to the research or development activities hereunder for publication or presentation, the submitting Party shall provide to the other Party a draft of such material for its review and comment. The receiving Party shall provide any comments to the submitting Party within [***] days of receipt of such materials. No publication or presentation with respect to the research or development activities hereunder shall be made unless and until the other Party’s comments on the proposed publication or presentation have been addressed and changes have been agreed upon and any information determined by the other Party to be its Confidential Information has been removed. If requested in writing by the other Party, the submitting Party shall withhold material from submission for publication or presentation for the time reasonably required for the filing and until expiry of the priority year relating to that patent application or the taking of such measures

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

to establish and preserve proprietary rights in the information in the material being submitted for publication or presentation.
11. Term and Termination
     11.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and end upon the date of expiration of all payment obligations for all Products, unless earlier terminated as provided in this Agreement.
     11.2 Termination for Material Breach.
          11.2.1 Any material failure by a Party (the “Breaching Party”) to comply with any of its material obligations provided for in this Agreement shall entitle the other Party (the “Non-Breaching Party”) to give to the Breaching Party written notice specifying the nature of the material breach, requiring the Breaching Party to make good or otherwise cure such material breach.
          11.2.2 If such breach is not cured within [***] days after the receipt of notice pursuant to Section 11.2.1 above, the Non-Breaching Party shall have the right, on written notice to the Breaching Party, to terminate this Agreement without prejudice to any of its other rights and remedies conferred on it by this Agreement or by law.
     11.3 Termination at Will. At any time following the completion of the [***] for the MT203 Product described on Exhibit C and performed pursuant to the Development Plan, Nycomed may terminate this Agreement it its entirety, for any reason or no reason by written notice to Micromet effective upon [***] days from the date of receipt of the notice by Micromet.
12. Effects of Termination
     12.1 Program Transfer upon Termination. Upon any termination of this Agreement, Nycomed shall, at no cost to Micromet, transfer to Micromet or its designee all materials, documentation, processes, regulatory filings, licenses, and other items as are reasonably necessary for Micromet to continue the development or Commercialization of each Product (such transfer, including the actions listed below hereafter referred to as the “Program Transfer”). Without limiting the generality of the foregoing, Nycomed shall:
               (a) upon Micromet’s request, assign to Micromet any agreements between Nycomed and Third Parties relating solely to the development, Commercialization or manufacture of each Product;
               (b) deliver or return to Micromet all data, materials, and other deliverables developed under the Development Plan and treat the foregoing as “Confidential Information” of Micromet under Section 9;
               (c) assign to Micromet its entire right, title and interest in and to any trademarks, trade dress, logos, slogans, designs and copyrights relating specifically to the Products, including any registrations for the foregoing;

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

               (d) transfer to Micromet all clinical and commercial supplies of the Products in Nycomed’s possession or control;
               (e) transfer to Micromet the management and continued performance of any clinical trials for each Product ongoing as of the effective date of such termination;
               (f) transfer to Micromet any and all regulatory filings and approvals relating to each Product, including any INDs and BLAs.
               (g) complete all manufacturing activities ongoing as of the effective date of such termination and, upon Micromet’s request, provide Micromet with clinical and commercial quantities of each Product until such time as Micromet or its designee has established and validated a manufacturing process for such Product and is approved to manufacture pivotal trial and commercial supplies of such Product, at no cost to Micromet; provided, that Micromet shall reimburse Nycomed for [***] % of the reasonable and documented costs incurred by Nycomed in such manufacturing activities performed by or on behalf of Nycomed following the date [***] months after the effective date of termination of this Agreement;
               (h) upon Micromet’s request, transfer the completed manufacturing process for each Product to Micromet or its designee; and
               (i) grant to Micromet a worldwide, irrevocable, exclusive license (with the right to grant and authorize the further grant of sublicenses), under any intellectual property right of Nycomed related to any of the items described in Section 12.1.1(a)-(h) and under any Patents Controlled by Nycomed claiming the use, manufacture, or sale of each Product, to make, have made, use, offer for sale, sell and import such Product.
          12.1.2 In consideration of the Program Transfer, Micromet shall pay to Nycomed, notwithstanding the reason of termination, a royalty of [***] % on Net Sales of each Product until such time as Nycomed has received an amount equivalent to [***] and the [***] pursuant to this Agreement; provided, however, that the foregoing shall not limit either Party’s rights or remedies under this Agreement or at law or in equity. No other compensation shall be owed by Micromet to Nycomed in connection with the Program Transfer or Micromet’s practice of the license granted under Section 12.1.1(i).
     12.2 Rights Upon Expiration. Upon expiration of this Agreement pursuant to Section 11.1, Nycomed shall have a non-exclusive, fully paid, royalty-free right and license under the Licensed Technology to make, have made, use, sell, offer for sale, and import all Products in the Territory in the Field.
     12.3 Accrued Rights. Termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to the effective date of such termination. Such termination shall not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement.
     12.4 Survival. Sections 3.7, 5.4, 6.5, 6.7 (only with respect to pending actions), 7 and 8 (only as to accrued and unpaid amounts), 9, 12, 13, 15 and 16, together with any definitions

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

used or exhibits referenced therein, shall survive any termination or expiration of this Agreement.
13. Indemnification and Insurance
     13.1 Indemnification of Micromet. Nycomed shall indemnify Micromet and its Affiliates, and their respective directors, officers, and employees (each, a “Micromet Indemnitee”), and defend and save each of them harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising in connection with any and all claims, demands, lawsuits, or investigations by a Third Party (each a “Third Party Claim”) against a Micromet Indemnitee, to the extent caused by or arising out of: (a) any breach by Nycomed of this Agreement, (b) the gross negligence or willful misconduct on the part of Nycomed or its Affiliates, licensees or sublicensees in performing any activity contemplated by this Agreement; or (c) the development, manufacture or Commercialization of any Product in the Territory by Nycomed, its Affiliates, agents or sublicensees after the Effective Date, in each case, excluding any Losses for which Micromet has an obligation to indemnify Nycomed pursuant to Section 13.2.
     13.2 Indemnification of Nycomed. Micromet shall indemnify Nycomed, its Affiliates, and their respective directors, officers, and employees (each, a “Nycomed Indemnitee”), and defend and save each of them harmless from and against any and all Losses arising in connection with any Third Party Claim against a Nycomed Indemnitee, to the extent caused by or arising out of: (a) any breach by Micromet of this Agreement, (b) the gross negligence or willful misconduct on the part of Micromet or its Affiliates in performing any activity contemplated by this Agreement; or (c) a claim arising from: i) the development, ii) manufacture or iii) use of any Product, in each case taking place prior to the Effective Date, by Micromet, its Affiliates, agents or sublicensees, in each case, excluding any Losses for which Nycomed has an obligation to indemnify Micromet and its Affiliates pursuant to Section 13.1.
     13.3 Notice of Claim. All indemnification claims in respect of any Nycomed Indemnitee or Micromet Indemnitee seeking indemnity under Sections 13.1 or 13.2 (collectively, the “Indemnitees” and each an “Indemnitee”) shall be made solely by the corresponding Party (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 13.1 or Section 13.2, but in no event shall the Indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time). Together with the Indemnification Claim Notice, the Indemnified Party shall furnish promptly to the Indemnifying Party copies of all notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.
     13.4 Control of Defense. At its option, the Indemnifying Party may assume the defense of any Third Party Claim subject to indemnification as provided for in Sections 13.1 and 13.2 by giving written notice to the Indemnified Party within [***] days after the Indemnifying Party’s receipt of an Indemnification Claim Notice. Upon assuming the defense of a Third Party

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party. Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim.
     13.5 Right to Participate in Defense. Without limiting Section 13.4, any Indemnitee shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnitee’s own expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 13.4 (in which case the Indemnified Party shall control the defense).
     13.6 Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate, and shall transfer to the Indemnified Party all amounts which said Indemnified Party shall be liable to pay prior to the time of the entry of judgment. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 13.4, the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent shall be at the Indemnified Party’s sole and absolute discretion). The Indemnifying Party that has assumed the defense of the Third Party Claim in accordance with Section 13.4 shall not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of such Indemnifying Party. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnitee shall admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without first offering to the Indemnifying Party the opportunity to assume the defense of the Third Party Claim in accordance with Section 13.4.
     13.7 Cooperation. If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each other Indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with such Third Party Claim. Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party shall reimburse the

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Indemnified Party for all its reasonable out-of-pocket expenses in connection with such cooperation.
     13.8 Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a calendar quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
     13.9 Insurance. During the Term, each Party shall have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for parties similarly situated, and shall upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.
14. Representations and Warranties
     14.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that, as of the Effective Date:
          14.1.1 Such Party (a) has the corporate power and authority to enter into this Agreement and perform its obligations hereunder, and (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;
          14.1.2 This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity;
          14.1.3 The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of any provision of the articles of incorporation, bylaws or any similar instrument of such Party in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.
          14.1.4 Such Party is a corporation duly organized, validly existing and in good standing under the laws of the country of its incorporation, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.
     14.2 Additional Representations and Warranties of Micromet. Micromet hereby represents and warrants to Nycomed that, as of the Effective Date:

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          14.2.1 To the knowledge of Micromet, and except as expressly notified to Nycomed with reference to this Section 14.2.1 prior to the Effective Date, the research, development, Commercialization or use of the MT203 Product does not infringe an issued Patent of any Third Party in the Territory.
          14.2.2 Micromet has the right to grant the rights and licenses described in this Agreement.
          14.2.3 To the knowledge of Micromet, there is no Third Party infringing any of the Licensed Patents or using any of the Licensed Know-How contrary to the rights granted to Nycomed pursuant to this Agreement.
          14.2.4 Micromet has not been served with any interference action or litigation asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of the Licensed Patents or challenging Micromet’s rights to use any of the Licensed Patents or making any adverse claim of ownership thereof and claiming any part of the MT203 Product or related to the MT203 Product or the manufacture hereof, and Micromet has not received any written communication which expressly threatens interference actions or other litigation described above before any patent and trademark office, court, or any other governmental entity in any jurisdiction in regard to any such Licensed Patents.
          14.2.5 Micromet has provided Nycomed’s internal patent counsel, during a due diligence meeting conducted on March 13, 2007 and subsequent telephone conferences, with access to complete copies of the most current versions of all pending patent applications included in the Licensed Patents and all material correspondence between Micromet and any patent office with respect to the pending patent applications included in the Licensed Patents as of the Effective Date.
          14.2.6 Prior to the Effective Date, all maintenance fees associated with the Licensed Patents that have issued as of the Effective Date have been paid;
          14.2.7 Prior to the Effective Date, Micromet has used commercially reasonable efforts to maintain the Licensed Technology under its control in confidence and has not disclosed, distributed, or disseminated such information to anyone who is not in turn under an obligation to Micromet to maintain this information in confidence.
          14.2.8 To the knowledge of Micromet, there are no inquiries, actions, investigations or other proceedings pending before or threatened by any Regulatory Authority with respect to the MT203 Product or any facility where the MT203 Product is manufactured, and Micromet, to its knowledge, has not received written notice threatening any such inquiry, action, investigations or other proceeding.
          14.2.9 To the knowledge of Micromet, no party to any of the Upstream Agreements is in breach of such Agreement.
          14.2.10 To the knowledge of Micromet, the development and manufacture of the Product has been conducted by Micromet, its Affiliates and subcontractors, to the extent necessary, in compliance in all material respects with Applicable Law.

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          14.2.11 As used herein, “knowledge of Micromet” means the actual knowledge, as of the Effective Date, of any executive officer of Micromet with operational responsibility for the subject matter of the applicable representation or warranty.
     14.3 Additional Covenants of Micromet.
          14.3.1 Micromet shall not amend or waive, or take any other action or commit any omission that would alter, any of its rights under any of the Upstream Agreements in any manner that would materially and adversely affect Nycomed’s rights and benefits under this Agreement; and
          14.3.2 Micromet shall not license, sell or otherwise transfer any right, title or interest in, to or under any Licensed Technology in contravention of the rights and licenses granted to Nycomed; provided, however, that the foregoing shall not limit Micromet’s rights under Section 16.2.
15. Disclaimer; Limitation of Liability
     15.1 Disclaimer of Warranty. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION 14, NYCOMED AND MICROMET MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND NYCOMED AND MICROMET EACH SPECIFICALLY DISCLAIMS ANY OTHER REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
     15.2 Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF DATA, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT. THE FOREGOING LIMITATIONS SHALL NOT APPLY TO AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT INFRINGEMENT AND SHALL NOT LIMIT EITHER PARTY’S OBLIGATIONS TO THE OTHER PARTY UNDER SECTIONS 9, 10 AND 13.
16. Miscellaneous
     16.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

God or acts, omissions or delays in acting by any governmental authority. The non-performing Party shall notify the other Party of such force majeure within [***] days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for [***] days after the date of the occurrence, the Party not affected by such force majeure may terminate this Agreement immediately upon written notice to the other Party.
     16.2 Assignment. Neither Party shall sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other Party (which consent may be granted, withheld or conditioned at such other Party’s sole and absolute discretion); provided, however, that either Party may assign or transfer this Agreement or any of its rights or obligations under this Agreement without the consent of the other Party (a) to any Affiliate of such Party provided that such transfer and assignment shall be effective for only so long as such Affiliate remains an Affiliate of such Party, or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets. The assigning Party (unless it is not the surviving entity) shall remain jointly and severally liable with the relevant Affiliate or Third Party assignee under this Agreement, and the relevant Affiliate assignee, Third Party assignee or surviving entity shall assume in writing all of the assigning Party’s obligations under this Agreement. Any purported assignment or transfer in violation of this section shall be void ab initio and of no force or effect.
     16.3 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement shall not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.
     16.4 Governing Law; Dispute Resolution.
          16.4.1 This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of Germany, without giving effect to any principles, statutory provisions or other rules of choice of law that would require the application of the laws of a different state or country.
          16.4.2 The Parties shall try to settle their differences amicably between themselves. If any claim, dispute, or controversy of whatever nature arising out of or relating to

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party shall, before initiating any proceedings pursuant to Section 16.4.3, notify the other Party in writing of such Dispute. If the Parties are unable to resolve the Dispute within [***] days of receipt of the written notice by the other Party, such dispute shall be referred to a member of each of the Party’s senior executive management, with appropriate decision making authority (or its designee), who is not on the JSC, who shall meet in person at least once and use their good faith efforts to resolve the Dispute within [***] days after such referral.
          16.4.3 If a Dispute is not resolved as provided in the preceding Section 16.4.2, whether before or after termination of this Agreement, the Parties hereby agree to the exclusive jurisdiction of the courts of competent jurisdiction in Frankfurt, Germany. Each Party hereby agrees to such exclusive jurisdiction and waives any objections as to the personal jurisdiction or venue of such courts.
          16.4.4 Notwithstanding the provisions of this Section 16.4, either Party shall have the right to seek temporary injunctive relief in any court of competent jurisdiction as may be available to such Party under the laws and rules applicable in such jurisdiction.
     16.5 Notices. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided in this Agreement), or sent by internationally-recognized overnight courier addressed as follows:
     If to Nycomed, to:
Altana Pharma AG
Byk Gulden Str. 2
78467 Konstanz
Germany
Attention: General Counsel
Facsimile: ++49 7531 84 2982
     If to Micromet, to:
Micromet AG
Staffelseestr. 2
81477 Munich
Germany
Attention: Business Development
Facsimile: ++49 89 895 277 205
with a copy to:
Micromet, Inc.
6707 Democracy Boulevard
Suite 505

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Bethesda, MD
Attention: General Counsel
Facsimile: +1-240-752-1425
or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance with this Agreement. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on a business day, and (ii) on the second business day after dispatch, if sent by internationally-recognized overnight courier. It is understood and agreed that this Section 16.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.
     16.6 Entire Agreement; Modifications. This Agreement sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement, including the Confidentiality Agreement between the Parties dated February 7, 2007. Each Party confirms that it is not relying on any representations or warranties of the other Party except those that are expressly made in this Agreement. No amendment or modification of this Agreement shall be binding upon the Parties unless made in writing and duly executed by authorized representatives of both Parties, including any amendment to, or waiver of, the foregoing requirement that all amendments shall be made in writing.
     16.7 Relationship of the Parties. It is expressly agreed that the relationship between the Parties is and shall be that of independent contractors, and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.
     16.8 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit of such term or condition, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right under this Agreement or of claims based on the failure to perform or a breach by the other Party shall not be deemed a waiver of any other right under this Agreement or of any other breach or failure by said other Party whether of a similar nature or otherwise.
     16.9 Counterparts. This Agreement may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     16.10 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other parties.

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     16.11 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
     16.12 English Language. This Agreement has been written and executed in the English language. Any translation into any other language shall not be an official version hereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.
     16.13 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description preceding such term. References to “Section” or “Exhibit” are references to the numbered sections of this Agreement and the exhibits attached to this Agreement, unless expressly stated otherwise.
[Remainder of this page is left blank intentionally]

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Micromet AG	Altana Pharma AG

By:	By:

Name: Patrick Baeuerle	Name: Anders Ullman
Title: CSO	Title: Board of Management

By:	By:

Name: Jens Hennecke	Name: Christian Kanzelmeyer
Title: VP Business Development	Title: Corporate Vice President
[Signature Page To The Collaboration And License Agreement]

***	Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A-1
Licensed Patents

Application	Application
Number	Filing Date	Country	Title of Application	Status
[***]	[***]	[***]	[***]	[***]

*	Subject to the terms of an Upstream Agreement

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A-2
Licensed Patents

Application	Application
Number	Filing Date	Country	Title of Application	Status
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*	Subject to the terms of an Upstream Agreement

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B
MT203 Amino Acid Sequence of Variable Domains
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C
Development Plan Outline

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D
List of Upstream Agreements
[***]
Upon exercise of the SCA Patent option pursuant to Section 6.2.2:
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit E
Milestone Schedule

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
     If a milestone event described above is achieved that is subsequent to a preceding milestone event with respect to which Nycomed has not yet made the corresponding milestone payment, the preceding milestone event is deemed achieved, and the corresponding milestone payment is due and payable together with the payment of the milestone payment for the subsequent milestone event.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit F
SCA PATENTS

Application	Application
Number	Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Application	Application
Number	Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
     [***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

*	The license rights granted under this Agreement do not apply to claims relating to those antibodies of specific sequences binding to [***] , which antibodies are described or disclosed in the above-described Patents, and such claims are excluded from the definition of the SCA Patents.

Application
Application	Filing
Number	Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit G
     [***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit H
Press Release

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit I
Excluded Field
Any license granted pursuant to this Agreement shall not include the right to use, research, develop, manufacture, use, or commercialize the following products:
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.